Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED APRIL 9, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2025, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information dated February 1, 2025, as supplemented (the “SAI”), with respect to each series of the Sterling Capital Funds (each a “Fund”, and, collectively, the “Funds”).

The paragraph titled “Collateralized Debt Obligations (“CDOs”) and Collateralized Loan Obligations (“CLOs”)” under “Investment Objectives and Policies” – “Additional Information on Portfolio Instruments” is amended and restated as follows:

Collateralized Debt Obligations (“CDOs”). CDOs are types of ABS that are backed solely by a pool of other debt securities. CDOs are typically issued in various classes with varying priorities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to credit, interest rate, prepayment, default and other risks of ABS and fixed income securities, in general, CDOs are subject to additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, a Fund may invest in CDOs that are subordinate to other classes, and the complex structure may produce disputes with the issuer or unexpected investment results. Investments in CDOs may decrease in market value if they experience loan defaults or credit impairment, the impairment of a subordinate tranche or class of debt, or due to market anticipation of defaults and investor aversion to the securities as a class. The liquidity of ABS (particularly below investment grade ABS) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Collateralized Loan Obligations (“CLOs”). CLOs are financial instruments and a type of ABS that are typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, and packaged into securities that are sold to investors. These instruments are a type of structured credit product, where the loans serve as the underlying assets. These loans are often made to companies with below-investment-grade credit rating. The CLO typically is divided into or tranches, based on risk and return profiles. “Senior Tranches” have the first claim on cash flows and are therefore the safest, but offer lower returns. “Mezzanine Tranches” carry moderate risk and offer higher returns. The “Equity Tranche” is the riskiest layer with the last claim on cash flows but the highest potential returns. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. In addition to credit, interest rate, prepayment, default and other risks of ABS and fixed income securities, in general, CLOs are subject to additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, a Fund may invest in CLOs that are subordinate to other classes, and the complex structure may produce disputes with the issuer or unexpected investment results. CLOs are subject to the risks of substantial losses, including losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and impairment of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. A Fund may invest in CLOs that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss.

The following is added under “Portfolio Managers” – “Securities Ownership”:

Andrew T. DiZio	Mid Value Fund: None

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR

FUTURE REFERENCE.

SAI SUPP - 04092025

2